SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 May 22, 2003
    -----------------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
           ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                       1-11592                  13-3384636
--------------------------------  ------------------------  ------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


              15300 Centennial Drive, Northville, Michigan 48167
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (734) 737-5000
             ------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On May 22, 2003, Hayes Lemmerz International, Inc. announced that it entered into an agreement for the sale of $250 million of senior unsecured notes. The notes have a maturity of 7 years and a 10 1/2% coupon.

         A copy of the press release announcing the foregoing is attached as
Exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7(c). Exhibits.

99.1     Press Release of Hayes Lemmerz International, Inc. dated May 22, 2003.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HAYES LEMMERZ INTERNATIONAL, INC.


                                             By:  /s/ Patrick C. Cauley
                                                  ----------------------------
                                                  Patrick C. Cauley
                                                  General Counsel & Secretary

Dated: May 23, 2003

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                                 EXHIBIT INDEX

Exhibit No.   Description
----------    -----------

99.1          Press Release of Hayes Lemmerz International, Inc. dated
              May 22, 2003.

                                                                  EXHIBIT 99.1

Contact:
Marika P. Diamond
734.737.5162


               Hayes Lemmerz Agrees to Sell Senior Note Offering


Northville, MI - May 22, 2003 - Hayes Lemmerz International, Inc. (OTC:HLMMQ) today announced that it entered into an agreement for the sale of $250 million of senior unsecured notes. The notes have a maturity of 7 years and a 10 1/2% coupon.

The Company expects to complete the sale of the notes and emerge from Chapter 11 in early June. Hayes Lemmerz, its U.S. subsidiaries and one subsidiary organized in Mexico filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware on December 5, 2001.

Hayes Lemmerz International, Inc. is one of the world's leading global suppliers of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 43 plants, 3 joint venture facilities and 11,000 employees worldwide.


The notes to be offered will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, and is issued pursuant to Rule 135c under the Securities Act of 1933, as amended. This press release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. All statements other than statements of historical facts included in this release are forward looking statements. Factors that could cause actual results to differ materially from those expressed or implied in such forward looking statements include the factors set forth in our periodic reports filed with the SEC. Consequently, all of the forward looking statements made in this press release are qualified by these and other factors, risks and uncertainties.